Certain information in this document (indicated by “[***]”) has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

1ST AMENDMENT TO THE
MANUFACTURING AND PURCHASING AGREEMENT
(Dated 08 March 2024)

This 1st Amendment to the Manufacturing and Purchasing Agreement dated 08 March 2024 (the “1st Amendment”) is made and entered into this 25th day of September by and between:

COCO HARVEST, INC., a corporation duly organized and existing under the laws of the Republic of the Philippines, with principal office address at Brgy. Sta. Maria, Tangub City, Misamis Occidental, Philippines (“Manufacturer”);

- and -

ALL MARKET SINGAPORE PTE. LTD., a corporation duly organized and existing under the laws of Singapore, with principal office address at #02-03/04 The Galen, 61 Science Park Road, Singapore 117525 (“Company”);

(Individually, a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company and Century Pacific Food, Inc. previously entered into a Manufacturing and Purchasing Agreement dated 08 March 2024, pursuant to which the Company engaged the services of Century Pacific Food, Inc. to manufacture and package certain Products bearing Vita Coco-related trademarks according to the Company’s Specifications (“Original Agreement”);

WHEREAS, the Company and Century Pacific Food, Inc. entered into a Deed of Assignment dated 02 July 2025 (“Deed of Assignment”) whereby, effective 01 January 2025, the Parties agreed to the transfer of all of Century Pacific Food, Inc.’s rights and obligations under the Original Agreement to Coco Harvest, Inc. (herein, the Manufacturer);

WHEREAS, under [***] covered by the Original Agreement, Manufacturer’s initial investment in its plant resulted in a production capacity of 250 MT per day;

WHEREAS, the Parties further agree that under [***], Manufacturer shall expand the capacity of its facility from [***] to [***];

WHEREAS, the Parties executed a non-binding Term Sheet dated 08 September 2025, [***] and the Parties have agreed to formally incorporate the terms thereof by way of this 1st Amendment;

NOW, THEREFORE, for and in consideration of the foregoing premises, the Parties agree to the following amendments:

A.Amendments to the Original Agreement

1.Effectivity of the 1st Amendment. The terms of this 1st Amendment shall take effect on 01 January 2027, unless otherwise specifically stated.

2.Term. Section 7.1 of the Original Agreement is hereby amended as follows:

“7.1 The term of this Agreement shall commence on the Effective Date and shall continue in full force until 31 December 2032 (the ‘Initial Term’). Thereafter, both Parties may agree in writing to extend the Initial Term for an additional, successive term of five (5) Contract Years, on or prior to that date that is one hundred and eighty (180) days before the expiration of the then-current term (each an ‘Extension Term’; and together with the Initial Term, the ‘Term’).”

3.Minimum Volume. Section 2.6 of the Original Agreement is hereby amended as follows:

“2.6 During the Term, the Manufacturer covenants and agrees that it shall maintain enough raw materials, ingredients, Packing Materials and other items, and line space and capacity, in order to produce the following:

Calendar Year	Volume Per Calendar Quarter (in Liters)	Total Annual Minimum volume (in Liters)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The Minimum Volume may be adjusted [***] upon mutual agreement of the Parties, but in no case should the Minimum Volume for each Calendar Year be lower than the relevant volume stated in the above table.

The Parties shall exert best efforts to achieve the following annual volume per Calendar Year:

Annual Volume Guide (in million liters) per Calendar Year

Volume (million liters)	2025	2026	2027	2028	2029	2030	2031	2032	Total
Bishop	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Trifinity	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Volume	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
*The total volume of [***]covers only the balance volumes from [***] to [***] to align with the timing of [***].”

(Also attached in the amended Schedule 1)

4.ESG Framework. Section 2.9 of the Original Agreement is hereby amended as follows:

“2.9 The Parties acknowledge that Company has certain commitments to expand its Environmental, Social, and Governance (‘ESG’) framework, including opportunities to reduce Company’s overall environmental impact. Manufacturer hereby agrees to promote Company’s sustainability objectives in connection with its ESG framework. Manufacturer further agrees to use commercially reasonable efforts to adopt policies and measures based on Company’s guidance targets:

(i)be carbon neutral;
(ii)manufacture, process, and package Products with no emission;
(iii)procure at least [***] of the electricity used to manufacture, process, and package Products to be wholly renewable energy;
(iv)make reasonable efforts to improve water use efficiency;
(v)make reasonable efforts to eliminate packaging and material waste; and
(vi)make reasonable efforts to support coconut farming communities.

If Manufacturer fails to comply with the above commitments by[***], the Parties agree to enter into good faith discussions to set new policies and measures for Manufacturer to promote Company’s sustainability objectives.

During the Term, Manufacturer also agrees to use its commercially reasonable efforts to improve its energy reduction in the manufacturing, processing, and packaging of the Products on a yearly basis. Upon request, Manufacturer shall provide Company with accurate reports on its energy reduction.”

5.A new Section 2.11 of the Original Agreement is hereby added as follows:

“2.11 Manufacturer agrees to undergo a Sedex Members Ethical Trade Audit (‘SMETA’) [***]. Within thirty (30) days following completion of each SMETA, Manufacturer shall provide a certification to the Company confirming that SMETA has been conducted. Additionally, Manufacturer shall furnish to the Company a complete copy of the corresponding SMETA report. If Manufacturer fails to undergo SMETA on an annual basis, the Company shall have the right to immediately terminate this Agreement.”

6.Section 4.4 of the Original Agreement, including its subsections, is hereby deleted.

7.A new Section 4.A is hereby added and incorporated to the Original Agreement:

“Section 4.A. Price Subsidy

4.A.1 To help improve the Manufacturer’s ability to recover its cost of capital under[***], the Company will provide a price subsidy of [***]. In this regard, to streamline the application of price subsidies of [***], the Parties agree to transfer the remaining price subsidy from [***] to [***], bringing the total subsidy for [***]to [***].

4.A.2 Should the Company be able to reduce the total cost of the investment, the [***] price subsidy will be adjusted accordingly on a pro-rata basis determined by [***].

The Parties shall use the following formula:

4.A.3 The Company reserves the right to continue paying the price subsidy if [***].

4.A.4 Starting Calendar Year [***], if either Party fails to achieve the amended Annual Volume Guide for a particular Calendar Year, the Parties agree to adhere to the price subsidy waiver mechanism established in Schedule 5.

The mechanism herein shall also be applicable in addition to the Failure Payment that may be imposed in the event a Party fails to comply with the Minimum Volume for a particular Calendar Year.

4.A.5 The target mix shall be [***].

8.Section 15.3(i) of the Original Agreement is hereby amended to include Supplier’s Code of Conduct in Schedule 6, attached hereto.

B.Schedules

9.Amended Schedules. Schedules 1 and 4 of the Original Agreement are hereby deleted and replaced in their entirety with the Schedules 1 and 4 attached to this 1st Amendment.

10.Additional Schedules. A new Schedule 5 and Schedule 6 are hereby added and attached to this 1st Amendment, which shall likewise form integral parts of this 1st Amendment and the Original Agreement.

C.Common and Miscellaneous Provisions

11.Definitions. Certain capitalized words and expressions under this 1st Amendment shall have the meanings set forth under the Original Agreement, except as otherwise defined herein.

12.Applicability of the Original Agreement. All the terms and conditions of the Original Agreement not inconsistent herewith shall remain valid and binding upon the Company and Manufacturer. Upon execution of this 1st Amendment, all references in the Original Agreement to the “Agreement”, “this Agreement”, “hereof”, “hereunder”, “herein” and words of similar import shall be deemed to be references to the Original Agreement as amended by this 1st Amendment, and the Original Agreement shall be read and construed with this 1st Amendment as one integrated document incorporating the provisions amended hereby.

13.Representations and Warranties. Each Party represents, warrants, and covenants to the other Party that (i) it has full power, authority and legal right to make and perform this 1st Amendment, (ii) all necessary corporate and other legal approvals or consents and other legal action required for the making and performance of this 1st Amendment and the transactions contemplated hereby have been obtained or made and are and will continue to be in effect, and (iii) this 1st Amendment constitutes the legal, valid, and binding obligation of the Party, enforceable in accordance with its terms.

14.Counterparts. This 1st Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document.

15.Governing Law. The 1st Amendment shall be governed by and construed in accordance with the laws of the Republic of the Philippines, without giving effect to any principles of conflict of law.

    IN WITNESS WHEREOF, the Parties have set their hands on the date and at the place first above-written.

- signature page(s) to follow -

COMPANY: ALL MARKET SINGAPORE PTE. LTD.

By:

/s/ Jonathan Burth____________________
Jonathan Burth
Chief Operating Officer

COCO HARVEST, INC.
By:

/s/__ Christopher Paulus Nicholas T. Po
Christopher Paulus Nicholas T. Po
Authorized Representative